Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL
OFFICER PURSUANT TO 18 U.S.C. SECTION
1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Michael Cunningham, Senior Vice President, Chief Accounting Officer, and principal accounting officer, performing the duties of principal financial officer, in connection with the Quarterly Report of Greenbacker Renewable Energy Company LLC (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the company.
Date: May 12, 2025

Greenbacker Renewable Energy Company LLC
/s/ Michael Cunningham
Michael Cunningham Senior Vice President, Chief Accounting Officer principal accounting officer, performing the duties of principal financial officer